Exhibit  10.12.1


                                 FIRST AMENDMENT
                                       TO
                           UNSECURED CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO UNSECURED CREDIT AGREEMENT (this "Amendment") is made and entered into as of the _21st__ day of September, 2005, by and among CBL & ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership (hereinafter referred to as "Borrower"), CBL & ASSOCIATES PROPERTIES, INC., a Delaware corporation (hereinafter referred to as the "Parent"), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, KEYBANK NATIONAL
ASSOCIATION, a national banking association, WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, U.S. BANK NATIONAL ASSOCIATION, a national banking association, LASALLE BANK NATIONAL ASSOCIATION, a national banking association, NATIONAL CITY BANK OF KENTUCKY, a national banking association, SOCIETE GENERALE, UNION BANK OF CALIFORNIA, N.A., a national banking association, and PNC BANK, NATIONAL ASSOCIATION, a national banking association (hereinafter referred to individually as an "Existing Lender" and collectively as the "Existing Lenders"), COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, a German banking corporation (hereinafter referred to as "New Lender") (the Existing Lenders and New Lender hereinafter referred to individually as a "Lender" and collectively as the "Lenders"), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as contractual representative of the Lenders (in such capacity, the "Agent") and as a Co-Lead Arranger (in such capacity, a "Co-Lead Arranger"), KEYBANK NATIONAL ASSOCIATION, a national banking association, as Syndication Agent (in such capacity, the "Syndication Agent") and as a Co-Lead Arranger (in such capacity, a "Co-Lead Arranger") and U.S. BANK NATIONAL ASSOCIATION a national banking association, as a Documentation Agent (in such capacity, a "Documentation Agent").

                              W I T N E S S E T H:
                               - - - - - - - - - -

     WHEREAS, Borrower, Parent, Existing Lenders and Agent entered into that certain Unsecured Credit Agreement dated as of August 27, 2004 (the "Credit Agreement"), pursuant to which the Lenders agreed to extend to Borrower a revolving credit facility (the "Credit Facility") in the aggregate principal amount of up to Four Hundred Million Dollars ($400,000,000.00) at any one time outstanding; and

     WHEREAS, Borrower, Parent, Existing Lenders, New Lender and Agent desire to modify and amend the Credit Agreement to, among other matters, increase the aggregate principal amount of the Credit Facility to up to Five Hundred Million Dollars ($500,000,000.00) at any one time outstanding.

     NOW THEREFORE, for and in consideration of the premises, for Ten and No/100 Dollars ($10.00) in hand paid by the parties to each other, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Borrower, Parent, Lenders, and Agent, Borrower, Parent, Lenders, and Agent do hereby covenant and agree as follows:

     1. Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

     2. Commitment. (a) Pursuant to and in accordance with Paragraph 2.10 of the Credit Agreement, Lenders have agreed to increase the maximum amount of the Credit Facility from $400,000,000.00 to $500,000,000.00. In connection therewith, New Lender is being made a party to the Credit Agreement, with a Commitment Amount of $50,000,000.00 and certain of the Existing Lenders are increasing their Commitment Amounts as follows:

                  Existing Lender           Increase in Commitment Amount

                  LaSalle                   $25,000,000.00

                  Wachovia                  $15,000,000.00

                  PNC                       $10,000,000.00

such that, from and after the effective date hereof, the "Commitment Amount" of each Lender shall be the amount set forth for each Lender on its signature page hereto as its "Commitment Amount". Concurrently with its execution hereof, Borrower shall execute a Promissory Note in favor of New Lender, and replacement promissory notes in favor of each Existing Lender which is increasing its Commitment Amount.

          (b) Section 2.10 of the Credit Agreement is hereby amended by deleting the figure "$500,000,000" therefrom, and by inserting the figure "$600,000,000" in lieu thereof.

         3. Adjusted Asset Value. The definition of Adjusted Asset Value hcontained in the Credit Agreement is hereby amended:

          (a) by deleting the first sentence thereof and inserting in lieu thereof the following sentence:

               "Adjusted Asset Value" means, as of a given date, the sum of (i) EBITDA attributable to malls, power centers and all other assets for the fiscal quarter most recently ended times (ii) 4; divided by (iii) 7.25%."; and

          (b)  by deleting therefrom the final sentence thereof, which did read:

               "In addition, in the case of any operating Property acquired in the immediately preceding period of eighteen consecutive months for a purchase price indicative of a capitalization rate of less than 8.25%, EBITDA attributable to such Property shall be excluded from the determination of Adjusted Asset Value, if that particular operating Property is valued in Parent's financial statements at its purchase price."

               and inserting the following in lieu thereof:

               "In addition, in the case of any operating Property acquired in the immediately preceding period of eighteen (18) consecutive months for a purchase price indicative of a capitalization rate of less than 7.25%, EBITDA attributable to such Property shall be excluded from the determination of Adjusted Asset Value, if that particular operating Property is valued in Parent's financial statements at its purchase price."

     4. Applicable LIBOR Rate Margin. The definition of Applicable LIBOR Rate Margin contained in the Credit Agreement is hereby amended by deleting the following therefrom:


                                               APPLICABLE LIBOR
                                                 RATE MARGIN
                     LEVERAGE
         --------------------------------- -------------------------
           Less than forty-five percent    One hundred (100) basis
                      (45%)                     points (1.00%)

         --------------------------------- -------------------------
             Greater than or equal to       One hundred ten (110)
           forty-five percent (45%) but      basis points (1.10%)
           less than fifty-five percent
                      (55%)

         --------------------------------- -------------------------
          Greater than or equal to fifty   One hundred twenty-five
           five percent (55%) but less        (125) basis points
             than sixty percent (60%)              (1.25%)
         --------------------------------- -------------------------
          Greater than or equal to sixty    One hundred forty-five
                  percent (60%)               (145) basis points
                                                   (1.45%)
          and  inserting the following in lieu thereof:


                                      APPLICABLE LIBOR
                                         RATE MARGIN
            LEVERAGE
--------------------------------- --------------------------
  Less than forty-five percent    Ninety (90) basis points
             (45%)                         (0.90%)

--------------------------------- --------------------------
    Greater than or equal to       One hundred (100) basis
  forty-five percent (45%) but         points (1.00%)
  less than fifty-five percent
             (55%)

--------------------------------- --------------------------
 Greater than or equal to          One hundred twenty
fifty five percent (55%)            (120) basis points
  but less than sixty percent            (1.20%)
              (60%)

--------------------------------- --------------------------
 Greater than or equal to sixty    One hundred forty-five
         percent (60%)               (145) basis points
                                           (1.45%)
--------------------------------- --------------------------


     5. Gross Asset Value. The definition of Gross Asset Value contained in the Credit Agreement is hereby amended by deleting therefrom paragraph (e)(ii) thereof, which did read:

          "(ii) any operating Property acquired in the immediately preceding period of eighteen consecutive months for a purchase price indicative of a capitalization rate of less than 8.25%; provided, that if the Parent or a Subsidiary acquired such Property together with other Properties or other assets and paid an aggregate purchase price for such Properties and other assets, then the Parent shall allocate the portion of the aggregate purchase price attributable to such Property in a manner consistent with reasonable accounting practices; provided further, in no event shall the aggregate value of such operating Properties included in Gross Asset Value pursuant to this clause
          (e)(ii) exceed $1,000,000,000.00;"

          and  inserting the following in lieu thereof:

          "(ii) any operating Property acquired in the immediately preceding period of eighteen consecutive months for a purchase price indicative of a capitalization rate of less than 7.25%; provided, that if the Parent or a Subsidiary acquired such Property together with other Properties or other assets and paid an aggregate purchase price for such Properties and other assets, then the Parent shall allocate the portion of the aggregate purchase price attributable to such Property in a manner consistent with reasonable accounting practices; provided further, in no event shall the aggregate value of such operating Properties included in Gross Asset Value pursuant to this clause
          (e)(ii) exceed $2,000,000,000.00;"

     6. Unsecured Indebtedness. The Credit Agreement is hereby amended by deleting Section 9.1(h) therefrom, which did read:


          "Borrower shall not permit the sum of (a) Borrower's Unsecured Indebtedness (excluding the Loan), plus (b) the Unsecured Indebtedness of Borrower's Affiliates, to exceed $100,000,000.00 at any time."

          and inserting the following in lieu thereof:

          "Borrower shall not permit the sum of (a) Borrower's Unsecured Indebtedness (excluding the Loan) plus (b) the Unsecured Indebtedness of Borrower's Affiliates to exceed $100,000,000 at any time. For the purposes of this subsection (h), Indebtedness of Borrower and Borrower's Affiliates as to which the Borrower or such Affiliate has granted to the holder thereof a "pocket mortgage" shall not be considered Unsecured Indebtedness; provided however, that such Indebtedness shall be considered Unsecured Indebtedness from and after the occurrence of any of the following (i) the date any event described in items (i)-(viii) of Section 10.1(e) or Section items (i) or (ii) of 10.1(f) occurs with respect to Borrower or such Affiliate,
          (ii) any restriction (other than the occurrence of an event of default and the failure by the guarantor of said indebtedness to purchase the loan secured by the pocket mortgage within the time, if any, permitted for such purchase by the terms of the pocket mortgage prior to the holder thereof having the right to exercise its remedies) is placed on the recordation of such pocket mortgage, or (iii) Borrower or such Affiliate takes any action seeking to prevent or delay, or which would have the effect of preventing or delaying, the recordation of such pocket mortgage. For purposes of this Section, the term "pocket mortgage" shall mean a mortgage, deed of trust, deed to secure debt or other similar security instrument given to a lender for the purpose of securing a construction loan for property located in any state with mortgage taxes, which (x) is not recorded in the public records at the time of closing, but is delivered to an escrow agent with instructions that it may be recorded in the public records or such escrow agent upon the occurrence of an event of default thereunder, under any loan agreement executed in connection therewith or under any note or notes or other obligations secured by such mortgage, deed of trust, deed to secure debt or other such security instrument, and guarantor's failure to purchase the loan evidenced or secured thereby within the time, if any, permitted for such purchase by the terms of such pocket mortgage prior to the holder thereof having the right to exercise its remedies, and (y) after such recording will constitute a valid and enforceable lien on real property; provided further, the maximum amount of Indebtedness subject to pocket mortgages which may be excluded from the $100,000,000 limitation set forth herein shall not exceed $200,000,000.00 at any one time."

     7. USA Patriot Act Notice. Compliance. The Credit Agreement is hereby amended by adding the following Section 12.22 thereto, immediately after Section
12.21 thereof:

          "Section 12.22 USA Patriot Act Notice. Compliance. The USA Patriot Act of 2001 (Public Law 107-56) and federal regulations issued with respect thereto require all financial institutions to obtain, verify and record certain information that identifies individuals or business entities which open an "account" with such financial institution. Consequently, Agent and the Lenders may from time-to-time request, and Borrower shall provide to Agent, Borrower's, Parent's, Guarantor's and each other Loan Party's name, address, tax identification number and/or such other identification information as shall be necessary for Agent and the Lenders to comply with federal law. An "account" for this purpose may include, without limitation, a deposit account, cash management service, a transaction or asset account, a credit account, a loan or other extension of credit, and/or other financial services product."


     8. Litigation. Borrower warrants and represents that Schedule 6.1(f) attached to the Credit Agreement is true, accurate and complete as of the date hereof.

     9. Conditions Precedent. Subject to the other terms and conditions hereof, this Amendment shall not become effective until the Agent shall have received each of the following instruments, documents or agreements, each in form and substance satisfactory to the Agent:

          (a) counterparts of this Amendment duly executed and delivered by Borrower, Parent, Agent and each of the Lenders;

          (b)  Promissory  Notes  ("New  Notes")  and/or  Amended  and  Restated
               Promissory Notes ("Amended Notes") executed by the Borrower, payable to each Lender, in the face amount of each Lender's Commitment, as provided for in this Amendment;

          (c) Acknowledgements and Consents executed by the Parent and each Guarantor (collectively, the "Guarantor Consents"), consenting to this Amendment and the transactions contemplated hereby;

          (d) a certificate of the Secretary of CBL Holdings I, Inc. dated as of the date hereof certifying (i) that the Certificate of Incorporation and By-laws of CBL Holdings I, Inc. have not been modified since August 27, 2004; (ii) that the Partnership Agreement and Certificate of Limited Partnership of Borrower have not been modified since August 27, 2004; (iii) that attached thereto is a true and complete copy of Resolutions adopted by the Board of Directors of CBL Holdings I, Inc., authorizing the execution and delivery on behalf of Borrower of this Amendment and the other instruments, documents or agreements executed and delivered by or on behalf of Borrower in connection herewith (all such instruments, documents or agreements executed and delivered in connection herewith by or on behalf of CBL Holdings I, Inc. or Borrower are hereinafter collectively referred to as the "Borrower Amendment Documents"); and (iv) as to
               the incumbency and genuineness of the signatures of the officers of CBL Holdings I, Inc. executing the Borrower Amendment Documents to which CBL Holdings I, Inc. or Borrower is a party;

          (e) a certificate of the Secretary of CBL & Associates Properties, Inc. dated as of the date hereof certifying (i) that the Certificate of Incorporation and By-laws of CBL & Associates Properties, Inc. have not been modified since August 27, 2004;
               (ii) that attached thereto is a true and complete copy of Resolutions adopted by the Board of Directors of CBL & Associates Properties, Inc., authorizing the execution and delivery on behalf of CBL & Associates Properties, Inc. of this Amendment and the other instruments, documents or agreements executed and delivered by CBL & Associates Properties, Inc. in connection herewith (all such instruments, documents or agreements executed and delivered in connection herewith by or on behalf of CBL Holdings I, Inc., Borrower or any Subpartnership are hereinafter collectively referred to as the "Properties Amendment Documents"); and (iii) as to the incumbency and genuineness of the signatures of the officers of CBL & Associates Properties, Inc. executing the Properties Amendment Documents to which CBL & Associates Properties, Inc. is a party;

          (f) the opinions of Borrower's in-house counsel, addressed to Agent and each Lender and satisfactory in form and substance to Agent, covering such matters relating to the transaction contemplated by this Amendment as Agent may reasonably request; and

          (g) payment to Agent, for the benefit of Lenders, of all loan fees due in connection with this Amendment and the increase in the amount of the Commitments.

     Upon fulfillment of the foregoing conditions precedent, this Amendment shall become effective as of the date hereof.

     10. Representations and Warranties; No Default. Borrower hereby represents and warrants to the Agent and the Lenders that:

          (a) all of Borrower's representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date of Borrower's execution of this Amendment;

          (b) no Default or Event of Default has occurred and is continuing as of such date under any Loan Document;

          (c) Borrower and Parent have the power and authority to enter into this Amendment and to perform all of its obligations hereunder;

          (d) the execution, delivery and performance of this Amendment by Borrower and Parent have been duly authorized by all necessary corporate, partnership or other action;

          (e) the execution and delivery of this Amendment and performance thereof by Borrower and Parent does not and will not violate the Partnership Agreements or other organizational documents of Borrower or Parent or the Certificate of Incorporation, By-laws or other organizational documents of CBL Holdings I, Inc. and does not and will not violate or conflict with any law, order, writ, injunction, or decree of any court, administrative agency or other governmental authority applicable to Borrower, Parent, CBL Holdings I, Inc., or their respective properties; and

          (f) this Amendment, the New Notes, the Amended Notes, the Guarantor Consents, and all other documents executed in connection herewith, constitute legal, valid and binding obligations of the parties thereto, in accordance with the respective terms thereof, subject to bankruptcy, insolvency and similar laws of general application affecting the rights and remedies of creditors and, with respect to the availability of the remedies of specific enforcement, subject to the discretion of the court before which any proceeding therefor may be brought.

     11. Expenses. Borrower agrees to pay, immediately upon demand by the Agent, all reasonable costs, expenses, fees and other charges and expenses actually incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, the New Notes, the Amended Notes, the Borrower Amendment Documents, and the Properties Amendment Documents.

     12. Defaults Hereunder. The breach of any representation, warranty or covenant contained herein or in any document executed in connection herewith, or the failure to observe or comply with any term or agreement contained herein shall constitute a Default or Event of Default under the Credit Agreement (subject to any applicable cure period set forth in the Credit Agreement) and the Agent and the Lenders shall be entitled to exercise all rights and remedies they may have under the Credit Agreement, any other documents executed in connection therewith and applicable law.

     13. References. All references in the Credit Agreement and the Loan Documents to the Credit Agreement shall hereafter be deemed to be references to the Credit Agreement as amended hereby and as the same may hereafter be amended from time to time.

     14. Limitation of Agreement. Except as especially set forth herein, this Amendment shall not be deemed to waive, amend or modify any term or condition of the Credit Agreement, each of which is hereby ratified and reaffirmed and which shall remain in full force and effect, nor to serve as a consent to any matter prohibited by the terms and conditions thereof.

     15. Counterparts. To facilitate execution, this Amendment may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signature thereon and thereafter attached to another counterpart identical thereto having attached to it additional signature pages.

     16. Further Assurances. Borrower agrees to take such further action as the Agent or the Lenders shall reasonably request in connection herewith to evidence the amendments herein contained to the Credit Agreement.

     17. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

     18. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Georgia, without regard to principles of conflicts of law.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Unsecured Credit Agreement to be executed by their authorized officers all as of the day and year first above written.

                 BORROWER:

                 CBL & ASSOCIATES LIMITED PARTNERSHIP

                 By: CBL Holdings I, Inc., its sole general partner


                      By:   /s/ John N. Foy
                           --------------------------------
                           Name:  John N. Foy
                                  ---------------------------------
                           Title:  Vice Chairman and Chief Financial Officer
                                  -------------------------------------------



                 PARENT:

                 CBL & ASSOCIATES PROPERTIES, INC., solely for the limited purposes set forth in
                 Section 12.19 of the Credit Agreement.


                      By:  /s/ John N. Foy
                          ----------------------------------------
                           Name: John N. Foy
                                 ---------------------------------
                           Title: Vice Chairman and Chief Financial Officer
                                  -----------------------------------------
















                    [Signatures Continued on Following Page]

        [Signature Page to First Amendment to Unsecured Credit Agreement]

                        WELLS FARGO BANK, NATIONAL
                        ASSOCIATION, as Agent,
                        Co-Lead Arranger and as a
                        Lender By: /s/ James A. Phelps
                             Name:    James A. Phelps
                                   ----------------------------------
                             Title:   Vice President
                                     --------------------------------


                        Commitment Amount:

                        $100,000,000.00

                        Lending Office (all Types of Advances) and
                        Address for Notices:

                        2859 Paces Ferry Road, Suite 1805
                        Atlanta, GA  30339
                        Attn: Loan Administration
                        Telecopier: (770) 435-2262
                        Telephone: (770) 435-3800


                    [Signatures Continued on Following Page]

        [Signature Page to First Amendment to Unsecured Credit Agreement]

                         KEYBANK NATIONAL ASSOCIATION,
                         as Syndication Agent, Co-Lead Arranger and as a Lender

                         By:    /s/ Michael P. Szuba
                            -------------------------------------------
                              Name:   Michael P. Szuba
                                    -----------------------------------
                              Title:    Vice President
                                      ---------------------------------

                         Commitment Amount:

                         $75,000,000.00

                         Lending Office (all Types of Advances) and
                         Address for Notices:


                         Keybank REC - Institutional
                         127 Public Square
                         Cleveland, OH  44114
                         Attn:  Mike Szuba
                         Telecopier:  (202) 452-4925
                         Telephone:  (202) 542-4942


                    [Signatures Continued on Following Page]

        [Signature Page to First Amendment to Unsecured Credit Agreement]

                         WACHOVIA BANK, NATIONAL
                         ASSOCIATION, as
                         Documentation Agent and as
                         a Lender By:  /s/ Cynthia A. Bean
                              Name:     Cynthia A. Bean
                                    ---------------------------------------
                              Title:    Vice President
                                      -------------------------------------

                         Commitment Amount:

                         $70,000,000.00

                         Lending Office (all Types of Advances) and
                         Address for Notices:

                         301 South College Street
                         NC - 0172
                         Charlotte, NC   28288-0172
                         Attention:  Cindy Bean
                         Telecopier:  (704) 383-6205
                         Telephone:  (704) 383-7534



                    [Signatures Continued on Following Page]

        [Signature Page to First Amendment to Unsecured Credit Agreement]

                         U.S. BANK NATIONAL
                         ASSOCIATION, as
                         Documentation Agent and as
                         a Lender By:  /s/ Michael Raarup
                              Name:    Michael Raarup
                                    -------------------------------------
                              Title:   Senior Vice President
                                      -----------------------------------

                         Commitment Amount:

                         $50,000,000.00

                         Lending Office (all Types of Advances) and
                         Address for Notices:

                         800 Nicollet Mall
                         3rd Floor
                         Minneapolis, MN  55402
                         Attn:  Michael Raarup
                         Telecopier:  (612) 303-2270
                         Telephone:  (612) 303-3586


                    [Signatures Continued on Following Page]

        [Signature Page to First Amendment to Unsecured Credit Agreement]

                         LASALLE BANK NATIONAL ASSOCIATION,
                         as a Lender

                         By:  /s/ Stephen J. Shockey
                            --------------------------------------------
                              Name:    Stephen J. Shockey
                                    ------------------------------------
                              Title:   First Vice President
                                      ----------------------------------

                         Commitment Amount:

                         $50,000,000.00

                         Lending Office (all Types of Advances) and
                         Address for Notices:

                         135 South LaSalle Street
                         Suite 1225
                         Chicago, Illinois   60603
                         Attention:  Stephen Shockey
                         Telecopier:  (312) 904-6691
                         Telephone:  (312) 904-7096

                    [Signatures Continued on Following Page]

        [Signature Page to First Amendment to Unsecured Credit Agreement]

                         NATIONAL CITY BANK OF KENTUCKY,
                         as a Lender

                         By:    /s/ Joseph C. Seiler
                            ------------------------------------------
                              Name:   Joseph C. Seiler
                                    ----------------------------------
                              Title:    Executive Vice President
                                      --------------------------------

                         Commitment Amount:

                         $25,000,000.00

                         Lending Office (all Types of Advances) and
                         Address for Notices:

                         301 E. Main Street
                         31-3 PLA
                         Lexington, KY  40507
                         Attn:  Megan Barlow
                         Telecopier:  (859) 281-5467
                         Telephone:  (859) 281-5428

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                                       16

        [Signature Page to First Amendment to Unsecured Credit Agreement]

                         SOCIETE GENERALE,
                         as a Lender
                         By:  /s/ C.H. Butterworth
                            ----------------------------------------------
                              Name:   C.H. Butterworth
                                    --------------------------------------
                              Title:    Director
                                      ------------------------------------

                         Commitment Amount:

                         $25,000,000.00

                         Lending Office (all Types of Advances) and
                         Address for Notices:

                         Trammell Crow Center
                         2001 Ross Avenue
                         Suite 4900
                         Dallas, TX  75201
                         Attn:  Scott Gosslee
                         Telecopier:  (214) 979-2727
                         Telephone:  (214) 979-2779

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                                       17

        [Signature Page to First Amendment to Unsecured Credit Agreement]

                         UNION BANK OF CALIFORNIA N.A.,
                         as a Lender

                         By:  /s/ Lawrence Andow
                            --------------------------------------------
                              Name:    Lawrence Andow
                                    ------------------------------------
                              Title:   Vice President
                                      ----------------------------------

                         Commitment Amount:

                         $25,000,000.00

                         Lending Office (all Types of Advances) and
                         Address for Notices:

                         Lending Office:
                         ---------------
                         350 California Street
                         7th Floor
                         San Francisco, CA  94104
                         Attn:  Larry Andow
                         Telecopier:  (415) 433-7438
                         Telephone:  (415) 705-5032
                         E-mail Address:  Lawrence.Andow@uboc.com

                         Loan Administration:
                         Commercial Real Estate Loan Administration
                         18300 Von Karman Avenue, Suite 200
                         Irvine, CA   92612
                         Attn:  Amelida Carreno
                         Telecopier:  (949) 553-7123
                         Telephone:  (949) 553-2568
                         E-mail Address:  Amelida.Carreno@uboc.com
                                          ------------------------


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                                       18

        [Signature Page to First Amendment to Unsecured Credit Agreement]

                         PNC BANK, NATIONAL ASSOCIATION,
                         as a Lender
                         By:  /s/ Andrew T. White
                            ---------------------------------------------
                              Name:   Andrew T. White
                                    -------------------------------------
                              Title:    Vice President
                                      -----------------------------------

                         Commitment Amount:

                         $30,000,000.00

                         Lending Office (all Types of Advances) and
                         Address for Notices:

                         One PNC Plaza, 19th Floor
                         249 Fifth Avenue
                         Pittsburgh, PA   15222
                         Attention:   Wayne Robertson
                         Telecopier:  (412) 762-6500
                         Telephone:   (412) 762-8452







                                       19
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                    [Signatures Continued on Following Page]

        [Signature Page to First Amendment to Unsecured Credit Agreement]


                          COMMERZBANK AG, NEW YORK AND
                          GRAND CAYMAN BRANCHES,
                          as a Lender

                          By:  /s/ Ralph C. Marra, Jr.      /s/ James Brett
                             -------------------------------------------------
                               Name:    Ralph C. Marra, Jr.     James Brett
                                     -----------------------------------------
                               Title:   Vice President       Assistant Treasurer
                                       -----------------------------------------

                          Commitment Amount:

                          $50,000,000.00

                          Lending Office (all Types of Advances) and
                          Address for Notices:

                             Ralph C. Marra, Jr.
                          ----------------------------
                             Vice President
                          ----------------------------

                          Attention:
                                       ----------------------
                           Telecopier: (212) 266-7565
                            Telephone: (212) 266-7761




                    [Signatures Continued on Following Page]


                                       20
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